UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  June 18, 2008
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                              TRANSNET CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                             0-8693                      22-1892295
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(State or other                (Commission File No.)         (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or organization)

45 Columbia Road, Somerville, New Jersey                      08876-3576
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(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code:        908-253-0500
                                                           ------------




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Former name, former address and former fiscal year, if changed since last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01 REGULATION FD DISCLOSURE

On June 17, 2008, TransNet Corporation issued a press release reporting its receipt of contract awards for provisions of network upgrades and VoIP systems to a New Jersey regional high school district. A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release issued June 17, 2008 reporting receipt of IT contract awards.





                                   SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TransNet Corporation
                                           (Registrant)
June 18, 2008
----------------                           /s/ Steven J. Wilk
                                           -------------------------------------
                                           Steven J. Wilk
                                           President and Chief Executive Officer